  1    February 5, 2008    Positioned to Capitalize on Growth in 3G Market    THOMAS WEISEL PARTNERS   TECHNOLOGY, TELECOM & INTERNET CONFERENCE

  2    This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s (“InterDigital”) current beliefs, plans and expectations as to: (i) future results, projections and trends; (ii) our strategy; (iii) our 3G revenue growth potential and the future growth potential of our 3G patent licensing program; (iv) future global mobile device sales and market opportunities; (v) our SlimChip™ Mobile  Broadband Modem Solutions and the competitive advantages of such solutions; and (vi) selective acquisitions and investment opportunities.  Such statements are subject to the “safe harbor” created by those sections.    Words such as  “believe,” “continue to,” “develop,” “driving,” “emerging,” “enabling,” “estimate,” “exceeds,” “expect,” “future,” “goal,” “growth,” “increase,” “initiative,” “intend,” “invent,” “opportunity,” “position,” “potential,” “projected,” “may,” “recurring,” variations of such words and similar expressions, and graphical charts and timelines representing future estimates or events are intended to identify such forward-looking statements.  Actual results and events may differ materially from those described in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies and product offerings as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies and products; (iv) our ability to leverage or enter into new customer agreements, strategic relationships or complimentary investment opportunities on acceptable terms; (v) our ability to enter into additional patent license agreements; (vi) changes in expenses related to our technology offerings and operations; (vii) potential difficulties in the production of our SlimChip™ family of offerings; (viii) whether we have the appropriate financial assets and/or cash flows; (ix) unfavorable outcomes in patent disputes and the expense of defending our intellectual property rights; (x) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and, (xi) changes or inaccuracies in market projections, as well as other risks and uncertainties, including those detailed from time-to-time in our Securities and Exchange Commission filings.     We undertake no obligation to update any forward looking statement contained herein. This presentation includes various "non-GAAP financial measures" as that term is defined in Regulation G, which are reconciled to GAAP financial measures at the end of this presentation.

  3    Shaping the Future of Digital Wireless Technologies   (Gp:) Invent  Wireless  Technologies  (Gp:) Contribute to  Standards  (Gp:) License  Patents  (Gp:) Develop
Wireless  Products    (Gp:) 35 Year Digital Cellular Technology Pioneer  Thousands of patents worldwide  Inventions used in every mobile device    (Gp:) Key Contributor to Standards  2G, 3G, and the future – 4G and beyond  Wireless LAN & Mobility/Convergence    (Gp:) Mobile Broadband Modem Solutions  High performance baseband ICs, modem IP,
 and complete reference platforms    (Gp:) Highly Successful Licensor  Patents have generated ~ $1.5 billion in cash  Licensing leading manufacturers

  4  Title:  The Mobile Device Market Opportunity    Over 1.3 Billion HandsetsExpected to Ship by 2012    70% to be 3G    Sixty Percent of 3G HandsetsExpected to be HSxPA by 2012    Our Goal - Secure Cash Flow On Every 3G Mobile Device    Millions of units    Source: Strategy Analytics, July 2007

  5  Title:  A History of Innovation…   Body:  Starting in the early 1980s, developed key inventions used in 2G systems today:  Fundamental system architecture  Roaming and handoff techniques  Distributed base station technologies  In the early 1990s, continued pioneering work with 3G systems and developed key inventions relating to, among other things:  Power control  Handoff  Pilot codes  Multi-channel arrangements  Today, driving technology evolution in LTE and advanced 802 technologies  Over a quarter century of advanced R&D, amassed a large patent portfolio worldwide covering 2G/3G cellular and emerging technologies  3,000+ Patents Issued Worldwide and growing  Ranked 94 among companies worldwide with patents issued from USPTO in 2006

  6  Title:  ..Drives Solid Financial Results  Body:  Approximately $1.5 billion in cash from patent licensing overpast 7 years  Strong results for the first nine months of 2007  Net income of $22 million, or $0.44 per share  $85 million free cash flow*  Expanding recurring royalties  New $100 million stock repurchase program  Positioned for growth  Limited exposure to 2G royalty roll-off  Majority of revenue driven by high growth 3G market  New or expanded license agreements:  Apple Q3, RIM Q4  Significant opportunity to increase 3G licensing share  Operating leverage in business    * InterDigital defines “free cash flow” as operating cash flow less purchases of property and equipment and investments in patents

  7  Title:  Leading Brands License Our 3G Patents    All trademarks are the sole property of their respective owners.    30 - 35% of WCDMA and cdma2000® mobile devices licensed

  8  Title:  Solid Recurring Royalty Revenue ***    *** Excludes revenues for past sales    $ in Millions    ** Due to a transition in revenue recognition, includes only 3 quarters of per unit royalties    *      * Includes estimate for Q4

Slide:  9  Title:  Strong Free Cash Flow* Drives Shareholder Value   Body:        Solid Balance Sheet    $ in Millions    $ in Millions    Returning Value to Shareholders  & Investing in the Business    * InterDigital defines “free cash flow” as operating cash flow less purchases of property and equipment and investments in patents

# Enabling Mobile Broadband Devices

## InterDigital SlimChip™ Mobile Broadband Modem Solutions

### Reference Platforms



Pre-certified chipsets, software, and reference designs

### High Performance Baseband ICs



2G/3G dual mode baseband modem with HSDPA/HSUPA

### Mobile Broadband IP



**NXP** *(formerly Philips)*: 3G HSDPA IC design

**Infineon**: WCDMA/HSDPA protocol stack

**General Dynamics**: 3G WCDMA modem

*Enabling mobile device manufacturers*

*Enabling high-volume semiconductor suppliers*

2005 — 2006 — 2007 — 2008 →

InterDigital
© 2008 InterDigital, Inc. All rights reserved.
10

# Flexible Solutions for Distinct Market Segments

**InterDigital SlimChip™ Family of Offerings**

**Reference Platforms**



**Baseband ICs**



**Modem IP**



**Projected Annual Mobile Device Shipments (M units)**



Emerging mobile broadband segment exceeds 400M units in 2012
Data-Centric Devices
Feature phones exceed 1B units and smart phones reach 250M units in 2012
Feature/Smart Phones
Basic Mobile Phones
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2G
3G / Mobile Broadband



*Plays to our strengths in high-performance modem technology*

Source: Strategy Analytics, July 2007

InterDigital
© 2008 InterDigital, Inc. All rights reserved.
11

12  Title:  Key InterDigital Takeaways  Body:  Leading Developer of Digital Wireless Technology  Consistent track record of successful innovation and licensing programs with top tier OEMs  Advanced family of SlimChip modem solutions  Influential member of multiple standards bodies  Large, diversified and high value patent portfolio: 3,000+ patents issued and nearly 9,000 pending  Strong 3G patent portfolio and established licensing programs   Multiple Opportunities to Drive Growth  3G royalties from existing licenses and royalties from new licenses  Significant operating leverage  Product initiative a substantial longer-term growth opportunity  Selective acquisition and investment opportunities

  13  Title:  3G Revenue Growth Potential    $950       $700      $475    $240    $1.00    $1,425      $1,050      $700    $350    $1.50    $1,900      $1,425      $950    $475    $2.00    Potential Annual Revenue per 3G device in 2012  ($ millions)     25%                  50%                75%                100%    Patent position drives market penetration     Product drives value per device    Today we derive cash flow on 30 - 35% of 3G mobile devices sold

  14    February 2008    Positioned to Capitalize on Growth in 3G Market

  15  Title:  Appendix

  16  Title:  Licensees    as of January  15, 2008

  17  Title:  Cash Flow Reconciliation    This presentation includes free cash flow, a non-GAAP financial item.  The table above presents a reconciliation of this non-GAAP line item to net cash provided by operating activities. Management believes that investors may find this non-GAAP financial measure useful in understanding the company's operating results. This information is intended to provide more meaningful comparisons of the company's results.    InterDigital, Inc.  Reconciliation of Pro Forma Free Cash Flows to   InterDigital (GAAP) Net Cash Provided by Operating Activities  (In millions)  (Unaudited)